Exhibit 10.2

Vita Food Products, Inc.

SUBSCRIPTION AGREEMENT

Vita Food Products, Inc.

2222 West Lake Street

Chicago, Illinois 60612

Ladies and Gentlemen:

1.             Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Vita Food Products, Inc. (the “Company”) the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $250,000 per Unit. Each Unit consists of 100,000 shares of common stock, par value $.01 per share of the Company (the “Common Stock”), a three (3) year warrant to purchase 50,000 shares of the Common Stock at $5 per share (the “A Warrant”) and a five (5) year warrant to purchase 50,000 shares of Common Stock at $7.50 per share (the “B Warrant”). The A Warrant and the B Warrant are collectively referred to as the “Warrants”.

2.             Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Vita Food Products, Inc.,” in the full amount of the purchase price of the Units being subscribed for. Such funds will be held for the Purchaser’s benefit, and will be returned promptly, without interest, penalty, expense or deduction if subscriptions for $2,500,000 are not received.

3.             Acceptance of Subscription. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for Units,  notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is accepted but the conditions set forth in Section 8 of this Agreement are not satisfied and this Agreement is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect.

4.             Representations and Warranties. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)           None of the shares of Common Stock or Warrants contained in the Units or any of the shares of Common Stock underlying the Warrants contained in the Units are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)           Purchaser has reviewed and understands the Company’s “SEC Documents.”  For purposes hereof, the term “SEC Documents” shall mean the Company’s annual report on Form 10-K for the year ended December 31, 2004, the Company’s quarterly reports on Form 10-Q for the quarters ended September 30, 2005, June 30, 2005, and March 31, 2005, and all Company current reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) since December 31, 2004;

(c)           Neither the Commission nor any state securities commission has approved the Units or any of the shares of Common Stock or Warrants included in the Units or any of the shares of Common Stock underlying the Warrants contained in the Units;

(d)           The Purchaser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser, if any;

(e)           The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(f)            The Purchaser has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(g)           The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the warrants, or the shares of Common Stock, the shares of Common Stock issuable upon exercising the Warrants contained in the Units, and the Purchaser has no plans to enter into any such agreement or arrangement;

(h)           The Purchaser understands that the Units, the Common Stock, the Warrants and the shares of Common Stock underlying the Warrants are characterized as restricted securities under the federal securities laws in as much as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this regard, Purchaser represents that Purchaser is familiar with Rule 144 under the Securities Act as presently in effect and understands the resale limitations imposed thereby and by the Securities Act. In addition, the Purchaser understands the Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent of the securities constituting the Units. Purchaser understands that Purchaser will not have registration rights with respect to the Common Stock, Warrants or Units.

(i)            The Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D, as presently in effect;

(j)            The Purchaser:  (i) if a natural person represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound; and

(k)           Any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units.

6.             Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein.

7.             Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8.             Termination Events. (a) The obligations of the Company to proceed with the transaction contemplated by this Agreement, is subject to receipt by the Board of Directors of the Company of an opinion (“Fairness Opinion”) from an investment banker or other acceptable party which, in the sole determination of the Board of Directors of the Company, supports the fairness of the transaction to the Company.

(b)           The obligations of the Company to proceed with the issuance of the Common Stock and Warrants pursuant to this Agreement is also subject to receipt by the Company of the approval of the transaction by the American Stock Exchange (“AMEX Approval”).

(c)           In the event that the Company does not receive an acceptable Fairness Opinion or does not receive the AMEX Approval, this Agreement shall be terminated, and all funds received by the Company from the Purchaser pursuant to this Subscription Agreement shall be returned to the Purchaser as provided in Section 2 of this Agreement. The Company represents that it will promptly take such action as may be necessary to obtain such Fairness Opinion and AMEX Approval.

9.             Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.           Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

11.           Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Warrants, the shares of Common Stock contained in the Units or the shares of Common Stock issuable upon exercise of the Warrants contained in the Units shall be made only in accordance with all applicable laws.

12.           Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada relating to contracts entered into and to be performed wholly within such State. The Purchaser hereby irrevocably submits to the jurisdiction of any Illinois state court or United States Federal court sitting in Cook County, Illinois over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois state or Federal court. The Purchaser further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in Illinois state or United States Federal courts sitting in Cook County, Illinois. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13.           Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

14.           Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15.           Confidentiality. The Purchaser acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

16.           Miscellaneous.

(a)           This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The Purchaser’s representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)           This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)            Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 22 day of January, 2006.

1	x $250,000 =	$250,000
(Units being		(Subscription Price)
purchased)

If the purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Stephen Rubin		6511 Longmeadow, Lincolnwood, IL 60646
Print Name(s)		Address

/s/ Stephen Rubin
Signature of Purchaser		Social Security Number

Signature of Purchaser		Social Security Number

If the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,		Federal Taxpayer
Corporation, Limited		Identification Number
Liability Company or
Trust

By:
Name:		State of Organization
Title

Address

SUBSCRIPTION ACCEPTED AND AGREED TO
this 16th day of February,2006.

Vita Food Products, Inc.

By:	/s/ Clifford Bolen
Title:	COO & CFO